Exhibit 10.16 - Commercial Lease between Coral Tree Commerce Center Associates as Landlord, and the Company, as Tenant,
                         dated April 10, 1996.




                         CORAL TREE COMMERCE CENTER
                             INDUSTRIAL LEASE








                               Quadrax Corporation

                                 April 10, 1996





                              WPA DEVELOPMENT
                              2440 Grand Ave., Suite E
                              Vista, CA. 92083
                              (619) 599-9009



                        CORAL TREE COMMERCE CENTER
                             TABLE OF CONTENTS

1.                      Parties

2.     Premises, Parking and Common Areas
                      2.1     Premises
                      2.2     Vehicle Parking
                      2.3     Common Areas - Definition
                      2.4     Common Areas - Lessee's Rights
                      2.5     Common Areas - Rules and Regulations
                      2.6     Common Areas - Changes

3.     Term
                      3.1     Term
                      3.2     Delay in Possession
                      3.3     Early Possession
                      3.4     Option to Extend Lease

4.      Rent
                       4.1    Base Rent
                       4.2    Operating Expenses
                       4.3    Increased Base Rent

5.      Security Deposit

6.      Uses and Uses Prohibited
                       6.1    Use
                       6.2    Compliance With Law
                       6.3    Condition of Premises
                       6.4- - Uses Prohibited
                       6.5    Toxic, Radioactive and Hazardous Materials

7.      Maintenance, Repairs, Alterations and Common Area Services
                       7.1    Lessor's Obligations
                       7.2    Lessee's Obligation
                       7.3    Alterations and Additions
                       7.4    Utility Additions

8.                              Insurance; Indemnity
                       8.1    Liability Insurance - Lessee
                       8.2    Liability Insurance - Lessor
                       8.3    Property Insurance
                       8.4    Payment of Premiums and Premium Increases

                         8.5      Insurance Policies
                         8.6      Waiver of Subrogation
                         8.7      Indemnity
                         8.8      Exemption of Lessor from Liability

9.       Damage or Destruction
                         9.1      Definitions
                         9.2      Premises Partial Damage
                         9.3 Premises Total Destruction; Premises Building Total Destruction;
                                  Industrial Center Buildings Total Destruction
                         9.4      Damage Near End of Term
                         9.5      Lessor's Failure to Repair Timely
                         9.6      Termination - Advance Payments
                         9.7      Waiver

10.     Real Property Value
                         10.1     Payment of Taxes
                         10.2     Additional Improvements
                         10.3     Definition of Real Property Tax
                         10.4     Joint Assessment
                         10.5     Personal Property Tax

11.     Utilities

12.     Subletting and Assignment
                         12.1     No Assignment; consent required to Sublet
                         12.2     Lessee Affiliate
                         12.3     Terms and Conditions Applicable to Subletting
                         12.4     Attorney's Fees 16

13.     Default; Remedies
                         13.1     Default
                         13.2     Remedies
                         13.3     Default by Lessor
                         13.4     Late Charges

14.     Condemnation; Retroactive Building Code Changes
                         14.1     Condemnation
                         14.2     Condemnation Award

15.     Brokers

16.     Estoppel Certificate

17.     Lessor's Liability

18.     Severability
19.     Interest on Past-due Obligations
20.     Time of Essence
21.     Additional Rent  19
22.     Incorporation of Prior Agreements; Modification of Agreement 19
23.     Notices  19
24.     Waivers 19
25.     Recording 19
26.     Holding Over
27.     Cumulative Remedies
28.     Covenants and Conditions
29.     Binding Effect; Choice of Law
30.     Subordination
31.     Attorney's Fees
32.     Lessor's Access
33.     Auctions
34.     Signs
35.     Merger
36.     Consents
37.     Quite Possession
38.     Security Measures
39.     Easements
40.     Performance Under Protest
41.     Authority
42.     Options
                      42.1   Definition
                      42.2   Options Personal
                      42.3   Multiple Options
                      42.4   Effect of Default on Options
43.     Offer
44.     Amendments
45.     Exhibits
        Acceptance and Signatures



                   CORAL TREE COMMERCE CENTER ASSOCIATES

                            INDUSTRIAL LEASE


1. Parties. This Lease, dated, for reference purposes only, April 10, 1996 is made by and between Coral Tree Commerce Center
Associates (herein called "Lessor") and Quadrax Corporation, A
Delaware Corporation (herein called "Lessee").

2.          Premises, Parking and Common Areas.

            2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Diego, State of California, commonly known as 2591 Pioneer Ave., Suites F & G, Vista, California, 92083 containing approximately 9,573 square feet (and as may be outlined on Exhibit "A" attached hereto), herein referred to as the "Premises," including right to the Common Areas as hereinafter specified, but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building., the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center."

            2.2 Vehicle Parking. Lessee shall be entitled to twenty (20) vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size six passenger automobiles or two ton trucks.

                       2.2.1   Lessee shall not permit or allow any
vehicles that belong to or are controlled by Lessee or Lessee's agents, employees, contractors, customers, suppliers, shippers, licensees or invitees to be loaded, unloaded, or parked in areas other that those designated by Lessor for such activities.

                       2.2.2   Lessee shall not permit or allow any
personal vehicles that belong to or controlled by Lessee or Lessee's agents, employees, contractors, customers, suppliers, shippers, licensees or invitees to be parked overnight or over weekends.
Commercial vehicles which require overnight or weekend parking must be registered with Lessor.

                       2.2.3. If Lessee permits or allows any of the prohibited activities described in Paragraph 2.2.2 of this Lease then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

           2.3        Common Areas - Definition.   The term "Common
Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by Lessor from time to time for the general non-exclusive use of Lessor, Lessee, and of other lessees of the Industrial Center and their respective employees, contractors, customers, suppliers, shippers, customers or invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

          2.4 Common Areas - Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules, regulations and restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be, deemed to include the right to store any property, temporarily or permanently, in the Common Areas except for Lessee's vehicles. Any such storage shall be permitted only by the prior written consent of Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon Lessor's demand.

         2.5 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its agents, employees, contractors, customers, suppliers, shippers, licensees or invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other Lessees of the Industrial Center.

         2.6 Common Areas - Changes. Lessor shall have the right, at Lessor's sole discretion, from time to time:

                    (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction to traffic, landscaped areas and walkways;

                   (b) To close temporarily any of the Common Areas for maintenance purposes, so long as reasonable access to the Premises remains available;

                   (c)      To add additional buildings and
improvements to the Common Areas;

                   (d) To use the Common Area while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof;

                   (e) To do and perform such other acts and make such other changes in, to, or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.         Term.

     3.1 Term. The term of this Lease shall be for sixty (60) months commencing June 1, 1996 or sooner(the "commencement date") and ending on May 31, 2001 unless terminated sooner pursuant to any provision hereof.

     3.2 Delay in Possession. Notwithstanding the commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder, but in such a case Lessee shall not be obligated to pay rent or Lessee's Share of Operating Expenses (as those terms are defined hereinafter) until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within ninety (90) days from said commencement date, Lessee may at Lessee's option, by notice in writing to Lessor within ten (10) days following the expiration of said ninety (90) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice from Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. In the event of a delay in possession, the Commencement Date shall be the date on which possession of the Premises is tendered to Lessee, and the term of this Lease shall be for sixty (60)months from such date.

    3.3 Early Possession. If Lessee occupies the Premises prior to the commencement date, such occupancy shall be subject to all provisions of the Lease, such occupancy shall not advance the termination date, except that Lessee shall pay no rent for such period.

     3.4       Option to Extend Lease. Subject to the provisions of
Article 42 and each and every other provision of this Lease, Lessee shall have the right to extend this Lease by one (1) three (3) year period. Lessee shall give Lessor written notice not less than one hundred twenty (120) days prior to the expiration of the initial term of this Lease of its intent to exercise this option to extend. Base Rent during the first year of said option period shall be at the then current market for like facilities of comparable size, location and quality of construction, and/or a five (5%) percent increase over the previous years base rent, whichever is greater. For each successive year of the option period, the Base Rent shall increase by five percent (5%) pursuant to paragraph 4.3 of this Lease. Base Rent during the option period, prior to the determination of the then current market rate, shall be at the Base Rent in effect during the immediately preceding year plus ten percent (10%), but shall be retroactively adjusted when the then current market rate has been determined; notwithstanding the aforementioned, in no event shall the Base Rent during the first year of the option period be less than that of the last year of the term.

            3.4.1 In the event that the parties hereto cannot, prior to the commencement of the option terms, agree upon the current market rate, they shall agree upon a licensed commercial real estate broker who is familiar with the that specific industrial market, or such other person as may be mutually acceptable, (the "Arbiter") and said Arbiter shall determine the then current market rate. The then current market rate so determined shall be binding upon the parties and binding upon the parties and shall be the Base Rent for the first year of the option period. The Arbiter's fees shall be shared equally by-Lessor and Lessee.

           3.4.2. In the event that the parties cannot agree upon an Arbiter as hereinabove required, they shall each, within fifteen (15) days of written demand therefore by either party, designate a licensed commercial real estate broker or other person (the "Representatives") to determine the then current market rate as hereinabove described. Each of the two said Representatives shall then, within thirty (30) days of his appointment, determine the then current market rate as herein required, agree upon a third person who shall be a licensed commercial real estate broker who is familiar with the that specific industrial market (the "Arbiter") and submit in writing his said determination of market rate to the Arbiter. Within fifteen (15) days of his appointment, the Arbiter shall choose, without averaging or compromising in any way, the market rate determined by one of the two Representatives. The then current market rate so determined shall be binding upon the parties and shall be the Base Rent for the first year of the option period. Each party shall pay the fees of its own representative; the Arbiter's fees shall be paid by the party who's Representative's submitted market rate determination was rejected by the Arbiter.

4.          Rent.

            4.1 Base Rent. Lessee shall pay to Lessor, as Base Rent for the premises, without any offset or deduction, except as may be otherwise expressly provided in this lease, on the first day of each month of the term hereof, monthly payments, in advance, of $4403.58. Lessee shall pay Lessor upon execution hereof $4403.58 as Base Rent for the month of June, 1996. Base Rental shall be as - follows:

       June 1, 1996 - May 31, 1997      $4403.58
       June 1, 1997 - May 31, 1998      $4595.04
       June 1, 1998 - May 31, 1999      $4786.50
       June 1, 1999 - May 31, 2000      $4977.96
       June 1, 2000 - May 31, 2001      $5169.42

     Each month shall consist of thirty (30) days and all procation shall be based accordingly. Rent for any period during the term hereof which is for less than one month shall be a daily pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor -may designate in writing.

     4.2. Operating Expenses. Lessee shall pay to Lessor as Rent during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "Lessee's Share" is defined, for purposes of this Lease, as twenty-five point zero seven percent (25.07%) of expenses relating to the Building and seven point three two percent (7.32%) of expenses relating to the Industrial Center and/or Common Areas.

          (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor for:

              (i) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2;

             (ii) The cost of the premiums for the liability and the property insurance policies to be maintained by Lessor under Article 8 of this Lease;

             (iii) The amount of "real property tax" (as defined in paragraph 10.3) to be paid by Lessor under Article 10 hereof;

             (iv) The cost of water, gas and electricity to service the Common Areas; and

             (v) The operation, repair, maintenance, and replacement if required, (including routine inspection and service contracts) in neat, clean, good order and condition, of the following:

                  (A) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates;

                  (B)  Trash disposal services;

                  (C)  Tenant directories;

                  (D)  Fire detection and sprinkler systems,
                       including the maintenance and repair thereof;

                  (E)  Security services;

                  (F)  HVAC;

                  (G)  Roof repair;

                  (H)  Downspouts, gutters, and roof drainage
                       facilities; and

                  (I) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense."

                  (J)  Reserves

            (vi) Any capital improvement which will conceivably reduce prorating expenses as may be mandated by law;

           (vii) All costs associated with the supervision and administration of the Common Areas. Said costs shall include reasonable fees for such supervision and administration, and shall equal not more than ten percent (10%) of the total Operating Expenses defined in subsections (i) through (vi), inclusive.

     (c) The inclusion of any improvements, facilities or services in the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless Lessor has agreed elsewhere in this Lease to provide the same.

     (d) Lessee's Share of Operating Expenses shall be payable by Lessee within five (5) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly (or otherwise, as Lessor shall designate) during each twelve month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2 (d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within five (5) days after delivery by Lessor to Lessee of said statement.

     (e) During any period of "free rent" or other period of occupancy during which Lessee is not required to pay Base Rent, Lessee shall nonetheless be required to pay Lessee's Share of Operating
Expenses.

5. Security Deposit. Lessee deposit with Lessor upon execution hereof $5472.88 as security for Lessee's faithful performance of Lessees obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any other provision of this lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent, change for repair(s), cleaning, or replacement of damaged equipment, or other charge in default, or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4.1. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessees obligations, said deposit or so much thereof as has not theretofore been applied by lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  Use and Uses Prohibited.

    6.1 Use. The Premises shall be used and occupied for general offices, manufacturing, warehousing, and or distribution of advanced thermoplastic composites for sporting goods, defense and aerospace industries, or any other use which is reasonably comparable, and for not other purpose.

    6.2  Compliance with Law.

        (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, promptly after written notice from Lessee, to rectify any such violation at Lessor's sole cost and expense. In the event the Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of the same shall be the obligation of the Lessee at Lessee' sole cost and expense except for those items which are Lessor's responsibility in paragraph 7.1. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost

        (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and, in such event, Lessee of the Premises and of the Common Areas.

       (c) Without in any way limiting the application or generality of any other provision of this Article 6, Lessee shall at all times keep itself apprised of, and shall strictly comply with, each and every condition and restriction of the sanitation district servicing the Premises relating to the discharge of substances into the sewage system.

     6.3  Condition of Premises.

         (a) Lessor shall deliver the Premises to the Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive, nonrebuttable, presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no effect if, prior to the date of this lease, Lessee was an occupant of the Premises.

        (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that the Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the Premises, and any exhibits attached hereto. Lessee acknowledges that neither Lessor, nor any agent, representative or employee of Lessor, has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

    6.4 Uses Prohibited. Lessee shall not do or permit anything to be done in or about the Premises or the Industrial Center nor bring or keep anything therein which is not within the permitted use of the Premises, or which will in any way increase the existing rate of or affect any existing fire or other insurance upon the Industrial Center, the building or any of its contents, or cause a cancellation of any insurance policy covering the Industrial Center, the building or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the Premises or the Industrial Center which will in any way obstruct or interfere with the rights of other Lessees or occupants of the Industrial Center or the building or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectional purposes, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or allow to be committed any waste in or upon the Premises.

     6.5  Toxic, Radioactive and Hazardous Materials.

         (a) Tenant shall not cause or permit any hazardous, toxic or radioactive materials to be brought upon, kept or used in or about the property by Tenant, its agents, employees, contractors, invitees or subtenants, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such hazardous, toxic or radioactive materials is necessary or useful to tenant's business and will be used and stored in a manner that complies with all Laws regulating any such hazardous, toxic or radioactive materials so brought upon or used or kept in or about the property).

          (b) No tenant nor any agent, employee, contractor, invitee or subtenant shall cause any hazardous, toxic or radioactive materials to be brought upon, kept, or used in, on or about the Property, or transported to or from the property without the prior written consent of Landlord, except to the extent that

              (i) such hazardous, toxic or radioactive materials is necessary or useful to or a part of such tenant's business operations and;
             (ii) such hazardous, toxic, or radioactive materials are used, kept, stored and disposed of in a manner that fully complies with all laws, rules, statutes, ordinances, order, requirements or policies of any governmental agency or authority or any fire insurance underwriter applicable to any such hazardous, toxic or radioactive materials (collectively, "Hazardous Material Laws").

To the extent that any tenant or any agent, employee, contractor, invitee or subtenant of any Tenant shall cause any hazardous, toxic or radioactive materials to be kept, used or be present in, on or about the property, such Tenant shall insure that such hazardous, toxic or radioactive materials is in full compliance with all Hazardous Materials Laws.

      (c) Except for hazardous, toxic or radioactive materials used in connection with the operation of Tenant's business or Tenant s intended use of the property, Tenant shall not cause any hazardous, toxic or radioactive materials to be used, generated, stored or disposed of on, under or about the property without Landlord's prior written consent. Tenant shall comply with any and all federal, state and/or local laws, ordinances or regulations relating to hazardous, toxic or radioactive materials permitted to be used, generated or stored on, under or about the property by Tenant.

        (d) Nothing in this paragraph 6.5 shall in any way limit the generality of paragraph 6.4.

7.  Maintenance, Repairs, Alterations and Common Area Service.

    7.1 Lessor's Obligations. Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6 (Use and Uses Prohibited), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction), Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls and structural condition of interior bearing walls, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

     7.2  Lessee's Obligations.

         (a) Subject to the provisions of Articles 6 (Use) and 9 (Damage or Destruction) and paragraph 7.1 (Lessor's Obligations), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damage portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises.

        (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other provision of this Lease, Lessor may enter upon the Premises after thirty (30) days prior written notice to Lessee (except in the case, of an emergency, in which case no notice shall be required), perform such obligations on Lessees behalf and put the Premises in good order, condition and repair, and the cost thereof, together with a ten (10%)percent service charge, shall be due and payable as additional rent to Lessor within (30) days of receipt of an invoice from Lessor.

       (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received (ordinary wear and tear excepted), clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices and prudent care. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

     7.3  Alterations and Additions.

         (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or Utility Installations (as hereinafter deemed) in, on, or about the Premises, or the Industrial Center except for non-structural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building or the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3, the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may at any time during the term of this Lease, require that Lessee remove any or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with detailed proposed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessees acquiring a permit to do so from appropriate governmental agencies, the furnishing a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (1O) days notice prior to the commencement of any work in the Premises, and, within such ten (10) day period, Lessee shall provide Lessor with evidence that Lessee has posted notices of Lessor's non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the enforcement thereof against Lessor or the Premises, the Building or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall elect, in Lessor's sole discretion, to do so.

        (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term. Notwithstanding the provisions of this paragraph 7.3 (d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other Lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, gas distribution systems, security systems, communication systems, and fire detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  Insurance; Indemnity

     8.1 Liability Insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in the amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Article 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

     8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000 per occurrence.

     8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by lender having a lien on Premises) special extended perils ("all Risk," as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee.

     8.4 Payment of Premiums and Premium Increases. Lessee shall pay, pursuant to paragraph 4.2, Lessee's Share of all insurance premiums, including increases thereto, relating to insurance which Lessor is required to obtain or which Lessor. in Lessor's discretion, believes it is prudent to obtain. Provided, however, that after the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in any insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other Lessee of the Industrial Center, or by the nature of such the Lessee's occupancy, which create an extraordinary or annual risk. Provided, however, that Lessee shall, pay the entirety of any increase premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 Insurance Policies. Insurance required hereunder shall be in the companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior to written notice to Lessor. Lessee shall, at least (30) days prior to the expiration of such policies, furnish Lessor with proof of such insurance.

     8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss and damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee, or their agents, employees, contractors, customers, suppliers, shippers, licensees or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is continued in this Lease.

     8. Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere, and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding thereon; except to extend caused by the willful or negligent acts or omissions of the Lessor, and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall promptly and diligently defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor, and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause, and Lessee hereby waives all claims in respect thereof against Lessor.

     8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's agents, employees, contractors, customers, suppliers, shippers, licensees or invitees, or any other person in, upon or about the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's agents, employees, contractors, customers, suppliers, shippers, licensees or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee, occupant or other user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9.  Damage or Destruction.

     9.1  Definitions.

         (a) "Promises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

         (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

         (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty (50%) percent of the then replacement cost of the Building.

         (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost of repair is fifty (50%) percent or more of the then replacement cost of the Building.

         (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

         (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty (50%) percent or more of the then replacement cost of the Industrial Center Buildings.

        (e) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in Article 8. The fact that such required insurance was not in fact obtained or is not in effect, or that an insured loss has a deductible amount shall not make the insured loss an uninsured loss.

       (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by Lessees.

     9.2.  Premises Partial Damage.

      (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5. if at any time during the term of this Lease there is damage to the Premises which is an Insured Loss and which falls into the classification of Premises Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises (but not Lessee's fixtures, equipment, or tenant improvements) as soon as reasonably practicable following Lessor's receipt from Lessee of written notification of the occurrence of such damage, and this Lease shall continue in full force and effect. If Lessor shall have repaired such damage to the Premises with twenty (20) days after Lessor's receipt from Lessee there shall be no abatement, offset or reduction of rent. Commencing on the twenty-first (21st) day following Lessor's receipt from Lessee of said written notification of such damage, provided that such damage shall not be theretofore have been repaired, and continuing until such damage is repaired, Lessee shall be entitled to an equitable reduction in rent based upon the extent to which such damage materially interferes with Lessee's business in the Premises. Provided, however, that if such damage shall have been caused by any act or omission of Lessee (or any agent, employee, contractor, customer, supplier, shipper, licensee or invitee of Lessee), then this Lease shall continue in full force and effect, Lessee shall immediately upon demand reimburse Lessor for any loss, cost or expense incurred by Lessor on an account of such damage, and there shall be no abatement, offset or reduction of rent.

    (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage to the Premises which is not an Insured Loss (or as to which the insurance proceeds available to Lessor are less than eighty-five (85%) percent of the cost of repair and restoration), which was not caused by any act or omission of Lessee (or any agent, employee, contractor, customer, supplier, shipper, licensee or invitee of Lessee), which prevents Lessee from using the Premises and which falls within the classification of Premises Partial Damage, Lessor may, at Lessor's option, either:

        (i) Repair such damage at Lessor's expense as soon as reasonably practicable, in which case this Lease shall continue in full force and effect, and in which case, if Lessor shall have repaired such damage to the Premises within twenty (20) days after Lessor's receipt from Lessee of written notification of such damage, there shall be no abatement, offset or reduction of rent, but, commencing on the twenty-first (21st) day following Lessor's receipt from Lessee of said written damage, provided that such damage shall not be theretofore have been repaired, Lessee shall be entitled to an equitable reduction in rent based upon the extent to which such damage materially interferes with Lessee's business in the Premises; or

      (ii) Give written notice to Lessee within thirty (30) days after Lessor's receipt from Lessee of written notification of such damage of Lessor's intention to cancel and terminate this Lease as of the date of Lessor's receipt from Lessee of said written notification. In the event Lessor to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

Provided, however, that if such damage shall have been caused by any act or omission of Lessee (or any agent, employee, contractor, customer, supplier, shipper, licensee or invitee of Lessee), then this Lease shall continue in full force and effect, Lessee shall immediately upon demand reimburse Lessor for any loss, cost or expense incurred by Lessor on account of such damage, and there shall be no abatement, offset reduction of rent.


     9.3  Premises Total Destruction; Premises Building Total
Destruction; Industrial Center Buildings Total Destruction.

         (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is any damage, whether or not it is an Insured Loss, and which falls into the classifications of either;

              (i) Premises Total Destruction, or

             (ii) Premises Building Total Destruction, or

            (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either;

                 (A) repair such damage or destruction, but not Lessee's fixtures, equipment, or tenant improvements, as soon as reasonably practicable at Lessor's expense, and this Lease shall continue in full force and effect, without abatement, offset or reduction of rent, or

                 (B) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.4  Damage Near End of Term.

         (a) Subject to the provisions of paragraph 9.4(b), if at any time during the last six (6) months of the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six (6) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably practicable and this Lease shall continue in full force and effect, without abatement, offset or reduction of rent. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may, at Lessor's option, terminate and cancel this Lease as of the expiration date of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5 Lessor's Liability to Repair Timely. If Lessor is obligated to repair or restore the Premises pursuant to the provisions of this
Article 9 and if, in Lessor's determination, the Premises cannot be repaired or restored within ninety (90) days after the last to occur of,

         (a) receipt of insurance proceeds adequate to complete such repair or restorations and

         (b) all governmental approvals, permits and authorizations required to perform such repair or restoration, Lessor shall notify Lessee of such fact and Lessee may terminate this Lease by delivery of written notice to Lessor within thirty (30) days of receipt of Lessor's notice.

In such event this Lease shall terminate effective as of the date Lessor receives such notice. If Lessee does not terminate this Lease and if in Lessor's estimation the Premises can be restored within the ninety (90) day period set forth in the first sentence of this section 9.5, then Lessor shall commence to restore the Premises in compliance with then existing laws and shall complete such repair or restoration with due diligence. The foregoing ninety (90) day period shall be extended for a period equal to the period that Lessor is delayed or prevented from the performance of its repair obligation under this
Article 9 by reasons of acts of god, strikes, lookouts, labor troubles, inability to procure material, restrictive governmental laws or regulations or other cause, without fault and beyond the reasonable control of Lessor (financial inability excepted).

      9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this Article 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by lessor.

     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is damaged or destroyed, and agree that any such event shall be governed by the terms of this Lease.

10.  Real Property Taxes.

     10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees, or by Lessor, for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor, at the time that Operating Expenses are payable under paragraph 4.2 (c), Lessee's Share of any other increase in real property tax caused by additional improvements placed upon the Industrial Center, except that Lessee shall pay the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises or the Industrial Center by Lessee or at Lessee's request.

     10.3 Definition of "Real Property Tax." As used herein, the term 'real property tax" shall include any form of real estate tax or assessment, general or special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof or interest therein by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agriculture, sanitation, fire, street, drainage, or other improvement district thereof. "The term 'real property tax" shall also include any tax, fee, levy, assessment or charge;

          (i) in substitution (partially or totally) of any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax" or

         (ii) the nature of which was hereinbefore included within the definition of "real property tax" or

         (iii) which is imposed for a service or right not charged prior to the reference date of this Lease, or, if previously charged, has been increased since the reference date of this Lease, or

          (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinabove included within the definition of real property tax by reason of such transfer, or

          (v) which is imposed by reason of this transaction, or any modifications or changes hereto, or any transfers hereof.

     10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable and good faith determination thereof shall be conclusive.

     10.5  Personal Property Tax.

           (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

           (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after the receipt of a written statement setting forth the takes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone an(f other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's share or a reasonable proportion, equitably determined by Lessor, of all charges jointly metered with other premises in the Building or the Industrial center.

12.  Subletting and Assignment.

     12.1 No Assignment; Consent Required To Sublet. Lessee shall not voluntarily or by operation of law assign, hypothecate, mortgage, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, nor shall Lessee, by its action or inaction, permit or suffer the occurrence of any such event without prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder within ten (10) days of Lessor's receipt of all financial data and other information respecting the proposed sublessee reasonably requested by Lessor. Any attempted subletting without Lessor's said consent shall be void and shall constitute a breach of this Lease under paragraph
13.1 without the need for Lessee; provided, however, that Lessor's failure to notify Lessee within the sixty (60) days set forth in this paragraph 12.1 that the request to sublet is disapproved shall constitute Lessor's consent thereto.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from a merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises by Lessee, all of which are referred to as "Lessee Affiliates," provided that before such assignment or subletting shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Such assignment by Lessee shall be to an entity with a demonstrated net worth greater than that of Lessee. Lessee is to provide Lessor a true financial statement of assignee. Any such assignment or subletting shall in no way affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without either notice to or the consent of Lessee, and Lessor shall have no obligation to give such notice or to request such consent.

     12.3 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee under paragraph 12. 1, or subletting or assignment under paragraph 12.2, of all or any part of the Premises, and such terms shall be expressly included in each and very such sublease:

            (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interests in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under each sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under each sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right to inquire as to whether such default exists, notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

            (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform to and comply with each and every covenant, condition and restriction of this Lease (including, but not limited to, those respecting assignment and subletting and each and every obligation to be performed hereunder by Lessee, other than such obligations as are clearly and necessarily contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

            (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall, at Lessor's option, be ineffective unless said guarantors give their written consent to each sublease and the terms thereof. However, nothing in this paragraph 12.3(c) or elsewhere in this Lease shall be construed so as to invalidate, waive or in any way contradict the provision of any guaranty of this Lease that said guaranty shall remain in force and effect notwithstanding a material change in the Lease terms without the guarantor's consent.

           (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent subletting and/or assignments or transfers of the sublease, or to amendments or modifications thereto, without notifying Lessee or anyone else liable on the Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability.

             (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and/or assignments or transfers of the sublease, or to amendments or modifications thereto, without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability.

             (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any sublessee, any guarantor or anyone else responsible for the performance of this Lease, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

            (g) In the event of any default under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exorcise of said option to the termination of such sublease; provided, however, that Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

            (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

           (i) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgment that no default exists of Lessee's obligations under this Lease, nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

           (j) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee.

     12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting, or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, which attorneys fees shall not exceed Five Hundred Dollars ($500.00) for each such request.

13.  Default; Remedies.

     13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by
Lessee:

          (a)  The abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of rent or any other payments required to be made by Lessee hereunder, within fifteen (15) days of when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this paragraph.

          (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than as described in paragraph (b) above, where failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commended such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. to the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (d) (i)   The making by Lessee of any general arrangement or
general assignment for the benefit of creditors,

            (ii) Lessee becomes a "debtor" as defined in 11U.S.C. 101 or any successor thereto (unless, in n the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);

            (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets Located at the Premises or of lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or

            (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect, but shall not cause the invalidity of any other provision of, or remedy under, this Lease.

        (e) The discovery By Lessor that any financial statement or other evidence of assets, income or net worth given to Lessor to Lessee, or to any assignee, subtenant, or successor in interest of Lessee's obligation hereunder, or by any other person on behalf of them, was materially false or misleading.

     13.2 Remedies. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have under this Lease, at equity or by law, by reason of such default:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to:

              (i)  the cost of recovering possession of the Premises;
and

             (ii) expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; and

            (iii) the worth at the time of award by a court having jurisdiction thereof of the rent which was due and payable at the time of the award; and

            (iv) the worth at the time of award by a court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; and

            (v) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under the Lease, or which in the ordinary course of things would be likely to result therefrom.

       (b) Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

       (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however that if nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount which will be impracticable or extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may imposed on Lessor by the terms of any mortgage or trust deed covering the property. Accordingly, if any installment of Base rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designate within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor, in addition to the amount due, a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, at equity or by law, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

/s/ EAS
Lessees Initials

14.  Condemnation; Retroactive Building Code Changes.

     14.1 Condemnation. If the Premises or any other portion thereof or the Industrial center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten (100%) percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Area designated as parking for the Industrial Center, is taken by condemnation. Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Promises taken bears to the, total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon.

      14.2 Condemnation Award. Any award for the taking of all or any part of the Premises under the power of eminent domain, or any payment made under threat of the exercise of such power, shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall promptly pay any amount in excess of such severance damages required to complete such repairs and shall diligently prosecute such repairs to completion.

15. Brokers. Lessee's warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease except Tilton Realty, and it knows of no other real estate broker or agent who either claims or is entitled to a commission with its Lease.

16. Estoppel Certificate.

      (a) Each party (as "responding party") shall at any time upon not less than twenty (20) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing;

          (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and

         (ii) acknowledgment that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed.

      (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who was to have responded, without any further notice to such party, or it shall be conclusive upon such party that;

          (i) this Lease is in full force and effect without modification except as may be represented by the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor the annual report of Lessee's parent corporation, Quadrax Corporation.


17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Industrial Center and, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed. The obligations contained in this Lease to be performed by Lessor shall be binding on Lessor's successor and assigns during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof

19. Interest on Past-due Obligations. Except as otherwise expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any fault by Lessee under this Lease-, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including, but not limited to, Lessee's Share of Operating Expenses and insurance and tax expenses payable by Lessee shall be deemed to be rent.

22. Incorporation of Prior Agreements; Modification of Agreement. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any matter shall be effective. This Lease may be modified in writing only. Each such writing shall be dated and signed by the parties in interest at the time of modification. Any and all such writings shall be narrowly construed and shall alter the provisions of this Lease only as is specifically set forth in such writing. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither Lessor nor any representative, agent or employee of Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or any other part of the Industrial Center, and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act (OSHA), the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notices required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail . and if given personally or by mail, shall be deemed sufficiently given five (5) days after deposit in the U.S. Mail if addressed to Lessee or to Lessor at the address immediately above the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25.  Recording.        Either Lessor or Lessee shall upon request of
the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Promises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect after the commencement of said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Article 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease and any litigation concerning this Lease shall be governed by the laws of the State of California.

30.  Subordination.

     (a) This Lease, and any option granted herein, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease and applicable provisions of the law, unless this Lease is otherwise terminated pursuant to its terms.

     (b) Lessee agrees to execute any documents required to effectuate an attornment a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee shall execute such documents within twenty (20) days of written demand.

31. Attorney's Fees. If either Lessor or Lessee shall bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Promises at reasonable times upon giving reasonable notice for the purpose if inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this Article 32 shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstance shall Lessee place a sign on any roof of the Industrial Center.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except as otherwise specifically stated in this Lease, wherever the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Quiet Possession. Upon Lessee's paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder. Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

38. Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of Lessee, the Premises or the Industrial center. Lessee assumes all responsibility for the protection of Lessee, its agents, employees, contractors, customers, suppliers, shippers, licensees and invitees and the property of Lessee and of Lessee's agent, employees, contractors, customers, suppliers, shippers, licensees and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b). In the event that Lessor elects at any time to provide such security protection, Lessor shall not as a result thereof be held to a higher or stricter standard of care, or to greater liability, than if no such security protection had ever been provided.

39. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications as Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents within thirty
(30) days of Lessor's request-, Lessee's failure to execute such documents within ten (10)days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee and, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this article 39, and Lessee acknowledges that said appointment of Lessor as its attorney-in-fact is coupled with an interest.

40. Performance Under Protest If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payments "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of the said party to institute suit for recovery of each sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover each sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

41. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represent and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

42.  Options.

     42.1 Definition. As used in this Article the word "option" means the option or right to extend this Lease according to the terms set forth in the option.

     42.2 Options Personal. Each option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee, while occupying the Premises and without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may be exercised or be assigned voluntarily or involuntarily, by or to any person or entity other than Lessee. The options, if any, granted to Lessee in or in connection with this Lease are not assignable separate and apart from this Lease, nor may any option be separated from this Lease in any manner, either by reservation or otherwise.

     42.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     42.4  Effect on Default on Options.

          (a) Lessee shall have no right to exercise an option, notwithstanding any provision in the grant of option to the contrary, if Lessee is declared in default beyond any applicable grace or cure periods provided herein.

          (b) The period of time within which an option may be exercised shall not be extended or enlarged by reason of lessee's inability to exercise an option because of the provision of paragraph
42.4 (a).

          (c) All rights of Lessee under the provisions of an option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the option, if, after such exercise and during the term of this Lease,

              (i) Lessee fails to pay Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee),or

             (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or

            (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or

             (iv) Lessor gives to Lessee three or more choices of default under paragraph 13.1 (b), or paragraph 13.1 (c), whether or not the defaults are cured.

43. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

44. Amendments. Amendments to this Lease which are separately dated and signed by both parties shall be a part of this Lease. Any and all such Amendments shall be narrowly construed and shall alter the provisions of this Lease only as if specifically set forth in such Amendments.

45.   Exhibits.    The following Exhibits (unless lined out) are incorporated by reference in this Lease
    Exhibit "A"' - Site plan of the Industrial Center.
    Exhibit "B"  - Floor plan of the Premises
    Exhibit "C" - Description of Tenant Improvements to be provided by Lessor. Exhibit "D" - Not Included
    Exhibit "E"  - Hazardous Materials Waning and Liability Release.
    Exhibit "F"  - Sign Criterion & Specifications

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF
LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

LESSOR:                                     LESSEE:

Coral Tree Commerce Center Associates       Quadrax Corporation
2440 Grand Ave., Suite E                    300 High Point Avenue
Vista, CA. 92083                            Portsmouth, RI.

By. /s/ Elliott P Woodlley                 By: /s/ Edward A. Stoltenberg
Elliott P. Woolley, General Partner         Edward A. Stoltenberg,
                                            Chief Financial Officer

Executed on  May 6, 1996                    Executed on May 26, 1996


                                 EXHIBIT "A"
                                 SITE PLAN

                                Graphic Design

                  -------------------------------------------

                                 EXHIBIT "B"

                                Graphic Floor Plan
                   ------------------------------------------

                                  EXHIBIT "C"

                          CORAL TREE COMMERCE CENTER

                            TENANT IMPROVEMENTS


The tenant improvements will consist of the following:

1.     Lessor at Lessors' cost shall have all office areas painted.

2. Lessor at Lessors' cost shall have all office area carpeting replaced.

3. Lessor shall inspect and make all minor repairs to office areas.

4.     Lessor shall provide warehouse areas in broom swept condition.

5.     Lessor shall provide the following electrical upgrades:

6. Lessor shall provide a 8' x 8' opening in the demising wall located between Suites F & G in an area designed by Lessee.

7.     Lessor shall provide the following electrical upgrades:

       a.      Provide two (2) 200 amp, 3 phase panels
               1.     one to be located on the south wall of
                      the electrical room

               2. one to be located on the nearest post opposite of demising wall


              Initials: Lessor				Initials: Lessee

                 ------------------------------------------
                                 EXHIBIT "E"

                    CORAL TREE COMMERCE CENTER ASSOCIATES

                 HAZARDOUS MATERIALS WARNING AND LIABILITY


Property: CORAL TREE COMMERCE CENTER

The following provisions dealing with Hazardous Materials are meant to be in addition to and not supersede or limit any other provisions of this Lease which may deal with the same subject matter.

      (a) Definition. "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any local or governmental authority, the State of California or the United States Government, including but not limited to substances defined as "hazardous substances", "hazardous materials", " toxic substances", or "hazardous wastes" in the Comprehensive Environmental Responses, Compensation and Liability ACT of 1980, as amended, 42 U.S.C. Section 9601, et seq; the Hazardous Materials Transportation Materials Transportation ACT, 49 U.S.C.
Section 9601, et seq; the California Health & Safety Code; and any law, ordinance or regulation dealing with underground storage tanks; and in the regulations adopted, published and/or promulgated pursuant to said laws, and in any other environmental law, regulation or ordinance now existing or hereinafter enacted (hereinafter "Hazardous Materials Laws").

     (b)  Use and Removal.

(1) LESSEE hereby agrees that LESSEE shall not use, generate, manufacture, refine, process, store, or dispose of on, under or about the PREMISES or transport to or from the PREMISES any Hazardous Materials, except with the written consent of LESSOR in LESSOR'S sole discretion and in full compliance with applicable Hazardous Materials Laws
LESSEE further acknowledges that LESSEE does not intend to use the PREMISES in the future for the purpose of generating, manufacturing, refining, producing, storing, handling, transferring, processing or transporting of Hazardous Materials.

(2) If at any time during the term of this Lease, Hazardous Materials are used, or placed by LESSEE on the PREMISES or Hazardous Materials are discovered by LESSEE on the PREMISES where no prior consent of LESSOR was obtained or otherwise in violation of any Hazardous
Materials Laws, or if any contamination of the PREMISES shall occur, LESSEE, at LESSEE'S sole cost and expense, shall immediately remove such Hazardous Materials from the PREMISES or from the ground or groundwater underlying the premises in accordance with requirements of the appropriate governmental entity. Furthermore, LESSEE shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for LESSEE'S use of the PREMISES, including without limitation, discharge of (appropriately, treated) materials and wastes into or through any sanitary sewer serving the Premises.

(3) Except for discharges into the sanitary sewer in strict accordance and conformity with all applicable
Hazardous Materials Laws, LESSEE shall cause any and all permitted Hazardous Materials removed from the PREMISES to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. LESSEE shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the PREMISES in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous
Materials. LESSEE shall not take any remedial action in response to the presence of any Hazardous Materials in any way connected with the PREMISES without first notifying
LESSOR of LESSEE'S intention to do so and affording LESSOR ample opportunity to appear, intervene or otherwise appropriately assert and protect LESSOR'S interest with respect thereto. In addition to all other rights and remedies of LESSOR hereunder, if such Hazardous Materials are not removed from the PREMISES or the ground or groundwater underlying the PREMISES by LESSEE within fifteen (15) days after LESSOR or LESSEE discovers such Hazardous Materials, LESSOR, at its sole discretion, may but shall not be obligated to pay to have same removed, and LESSEE shall reimburse LESSOR within five (5) days of LESSOR'S demand for payment.

      (c)  Notice.

(1)  LESSEE shall immediately notify LESSOR in writing of
(i) any enforcement, clean-up, removal or other governmental or regulatory action instituted completed or threatened pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against LESSEE, or the PREMISES relating to damage contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the PREMISES including any complaints, notices, warnings, warnings or asserted violations in connection therewith, upon LESSEE'S receipt of actual knowledge of the above. LESSEE shall also supply to LESSOR as promptly as possible, and in any event within five (5) business days after LESSEE first receives or send the -same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the PREMISES, or LESSEE'S use thereof. LESSEE shall promptly deliver to LESSOR copies of Hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the PREMISES.

(2)  LESSEE acknowledges the LESSEE has been informed that
Section 25359.7 of the California Health and Safety Code provides that any LESSEE of real property who knows, or has reasonable cause to believe, that any release of hazardous substances has come to be located on or beneath the real property shall, upon discovery by the LESSEE of the presence or suspected presence of a hazardous substance release, give notice of that condition to the owner of the real property. Failure of the LESSEE to provide written notice as required to the owner shall make the Lease voidable at the discretion of the owner. The Health and Safety Code provides that if the LESSEE has actual knowledge of the presence of any hazardous substance release and knowingly or willingly fails to provide written notice as required by the owner, the LESSEE is liable for a civil penalty not to exceed $5,000 for each violation.

(d) Indemnification. LESSEE shall indemnify, defend (by counsel reasonably acceptable to LESSOR), protect, and hold LESSOR, and each and any of LESSOR'S shareholders, partners, officers, directors, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expense (including actual attorney's fees and costs) or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by (i) the presences in, on, under or about the PREMISES or discharge in or from the PREMISES of any Hazardous Material placed or discharged in, on, or under the PREMISES by LESSEE or LESSEE'S use, analysis, storage, transportation, disposal, release, discharge or generation of Hazardous Materials to, in, or under about of from the PREMISES, or (ii) LESSEE'S failure to comply with any Hazardous Materials laws. LESSEE'S obligation hereunder shall include, without limitation, and whether foreseeable or enforceable, all costs of any required or necessary repair, clean-up or detoxification or decontamination of the PREMISES and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of the indemnity provisions hereof, any ACTS or omissions of LESSEE, or by employees, agents, assignees, subtenant, concessionaire, contractors or subcontractors of LESSEE or others acting for on behalf of LESSEE(whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to LESSEE.

e) Survival. All representations, warranties, obligations, and indemnities with respect to Hazardous Materials shall survive the termination of this Lease.

LESSOR:                                   LESSEE:

Coral Tree Commerce Center Associates      Quadrax Corporation
2440 Grand Ave., Suite E                   300 High Point Avenue
Vista, CA. 92083                           Portsmouth, RI.

By. /s/ Elliott P Woodlley                 By: /s/ Edward A. Stoltenberg
Elliott P. Woolley, General Partner        Edward A. Stoltenberg, Chief
                                           Financial Officer

Executed on  May 6, 1996                   Executed on May 26, 1996

                        -------------------------------------------

                                    EXHIBIT "F"

                         CORAL TREE COMMERCE CENTER
                          INDUSTRIAL LEASE


                   TENANT SIGN CRITERION - SPECIFICATIONS

Exhibit (1) - Exterior Wall Sip-n

Determination of size allowable is based on 1/2 sq/ft per tenant frontage scale 1/8"=11

Signs to be minimum of 25 sq/ft and maximum of 50 sq/ft Wall signs must be located within the specified height and width perimeters above tenant space (see detail on Exhibit 1).

Design layout of proposed tenant signs, drawn to scale, must be approved by owner or owner's representative prior to fabrication and installation.

Exhibit (2) - Construction Detail

Dimensional graphics, consisting of laminated acrylic on medium density foam, 2-1/8" thick.


Graphics must be mounted with non-damaging liquid adhesive
(note: use latex paint over foam, apply contact cement to adhere acrylic to face of building).

No pin mounted graphics are allowed.

Faces and returns of all graphics to be same color.



Exhibit (3) - )Window Sign

Each tenant shall be allowed vinyl window graphics at their main entrance.

Graphics may include company logo, company name and hours of operation, and must fit specifications as shown on preceding exhibit.

Design layout of proposed tenant signage, drawn to scale, must be approved by owner's representative prior to fabrication and installation.

Graphics and copy to be simple space-right, light beige vinyl cutouts, typestyle is Times Roman.